UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   May 21, 2013

AngioDynamics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50761	11-3146460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Plaza Drive, Latham, New York	12110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (518) 795-1400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure.

On May 21, 2013, Joseph DeVivo, President and Chief Executive Officer of AngioDynamics, Inc. (the “Company”) and Mark Frost, Executive Vice President and Chief Financial Officer of the Company, will present to certain investors at the UBS Global Healthcare Conference.  The conference slides are furnished herewith as Exhibit 99.1.

The slides are being furnished pursuant to Item 7.01 and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.  Furthermore, the information in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01 – Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Presentation slides for the UBS Global Healthcare Conference on May 21, 2013.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGIODYNAMICS, INC.

Date: May 21, 2013	/s/ Stephen A. Trowbridge
Stephen A. Trowbridge
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Presentation slides for the UBS Global Healthcare Conference on May 21, 2013.	E